UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2019 (August 13, 2019)

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 694-9800

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02       Results of Operations and Financial Condition

On August 14, 2019, Social Reality, Inc. (the “Company”) reported results for the quarter ended June 30, 2019. The press release is attached as Exhibit 99.01 and is incorporated herein by reference.

The information furnished under Items 2.02, including the accompanying Exhibit 99.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

The Company filed with the Secretary of State of the State of Delaware, a Certificate of Amendment to our Certificate of Incorporation, as amended, to change our corporate name from “Social Reality, Inc.” to “SRAX, Inc.”, effective August 25, 2019. A copy of the Certificate of Amendment to the Certificate of Incorporation, as amended, is attached as Exhibit 3.01(i) hereto and incorporated by reference.

In connection with our name change, we will also amend our Bylaws to reflect the corporate name SRAX, Inc., also effective on August 25, 2019. No other changes will be made to our Bylaws.

Our Class A common stock will continue to trade on the NASDAQ Capital Market under the ticker symbol "SRAX". Outstanding stock certificates for shares of the Company are not affected by the name change; they continue to be valid and need not be exchanged.

On August 13, 2019, we announced the formal name change.  The press release is attached as Exhibit 99.02 and is incorporated by reference herein.

Item 9.01

Financial Statement and Exhibits.

Exhibit No.	Description
3.01(i)	Certificate of Amendment to Certificate of Incorporation, as amended
99.01	Press Release Dated August 14, 2019
99.02	Press Release Dated August 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 15, 2019	Social Reality, Inc.

/s/ Christopher Miglino
By: Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01(i)	Certificate of Amendment to Certificate of Incorporation, as amended
99.01	Press Release Dated August 14, 2019
99.02	Press Release Dated August 13, 2019